Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

7. COMMITMENTS AND CONTINGENCIES

The Company has contractual obligations and commitments primarily with regard to management and development services, lease arrangements, and financing arrangements.

On January 13, 2023, the Company entered into a premium finance agreement with a financial institution to finance a 12-month hull insurance policy for its aircraft. The Company financed $3,636,783 of the total premium amount of $4,064,691 at a rate of 5.45% interest. The down payment of $430,358 was paid at time of signing.

On January 6, 2022, the Company entered into a premium finance agreement with a financial institution to finance a 12-month hull insurance policy for its aircraft. The Company financed $2,465,110 of the total premium amount of $3,103,325 at a rate of 2.38% interest. The down payment of $640,665 and the first monthly installment was paid at time of signing.

On August 11, 2023 Global Crossing Airlines in combination with Top Flight Charters and its minority interest member filed a lawsuit in the United States District Court Southern District of Florida against Shorts Travel Management, Inc (Shorts) and STM Charters, Inc seeking to have an old non-solicit agreement signed by Top Flight' minority interest member to be declared invalid, that Shorts alleged trade secrets do not exist and sought damages arising from the Shorts defamation per se based on numerous false statements made by Shorts in the marketplace. On October 4, 2023, Shorts responded in court by denying the claims made and countersued all parties for breach of contract and theft of trade secrets. This case is currently in the discovery phase

The Company is subject to various legal proceedings in the normal course of business and records legal costs as incurred. Management believes these proceedings will not have a materially adverse effect on the Company.